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                           AMERICAN PERFORMANCE FUNDS

                        Supplement dated January 13, 2004
                                     to the
    Statement of Additional Information (Money Market, Bond and Equity Funds)
                                     and the
     Statement of Additional Information (Institutional Money Market Funds)
                           Each dated January 1, 2004

     I. The following language will appear as the second paragraph under the section entitled, "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION":

Regarding Shares purchased through a Participating Organization, the entity through which you are purchasing, selling or exchanging your shares is responsible for transmitting orders to the Funds, and it may have an earlier cutoff time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include minimum investment requirements, exchange policies, cutoff time for investments, and redemption fees.



        SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


                                                               SUP-SAIALL 1/04